AMENDMENT NO. 4

                                       TO

                           SECOND AMENDED AND RESTATED
                  REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 4 ("Amendment") is entered into as of January 12, 2000 among THE FONDA GROUP, INC., a corporation organized under the laws of the State of Delaware ("Borrower"), the undersigned financial institutions (collectively, the "Lenders" and individually a "Lender") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION ("IBJWBCC") (F/K/A IBJ SCHRODER BUSINESS CREDIT CORPORATION), as successor to IBJ SCHRODER BANK & TRUST COMPANY, as agent for Lenders (IBJWBCC, in such capacity, the "Agent").

                                   BACKGROUND

     Borrower, Agent and Lenders are parties to a Second Amended and Restated Revolving Credit and Security Agreement dated as of February 27,1997 (as the same has been and may further be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provided Borrower with certain financial accommodations.

     Borrower has concurrently herewith purchased from Creative Expressions Group, Inc. ("CEG"), an affiliate of Borrower, certain inventory (the "CEG Inventory") for an aggregate purchase price of $5,000,000 payable by Borrower's accepting title to the CEG Inventory subject to the lien created pursuant to the CEG Loan Agreement (as defined in the Commitment Transfer Supplement as hereinafter defined) and by Borrower's assuming payment of the obligations secured thereby in the aggregate amount of $5,000,000.

     Lenders have currently herewith purchased all right, title and interest of the Transferor Lenders (as defined in the Commitment Transfer Supplement) in and to the CEG Loan Agreement. Borrower has requested that Agent and Lenders amend the Loan Agreement to reflect the $5,000,000 of revolving credit loans which are simultaneously being transferred to and purchased by Lenders pursuant to the terms and conditions of the Commitment Transfer Supplement in the form attached hereto as Exhibit A (the "Commitment Transfer Supplement") and assumed by Borrower pursuant to the terms and conditions of an Assignment and Assumption Agreement in the form attached hereto as Exhibit B (the "Assumption Agreement") and Agent and Lenders are willing to do so on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent or Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

     (a)  Section 1.2 of the Loan Agreement is hereby amended as follows:

          (i) the defined terms "Maximum Revolving Advance Amount" and "Maximum Revolving Loan Commitment" are hereby amended in their entirety to provide as follows:

          "Maximum Revolving Advance Amount" shall mean (a) $50,000,000 plus (b) $5,000,000 (which reflects the amount of the Assumed Indebtedness), as reduced in accordance with Section 2.12 hereof.

          "Maximum Revolving Loan Commitment" of any Lender shall mean the Commitment Percentage of such Lender multiplied by the Maximum Revolving Advance Amount.

          (ii) the following defined terms are hereby added in their appropriate alphabetical order:

          "Amendment No. 4" shall mean Amendment No. 4 to this Agreement dated as of January 12, 2000 by and among Borrower, Lenders and Agent.

          "Amendment No. 4 Effective Date" shall mean the date upon which Amendment No. 4 becomes effective.


          "Assumed Indebtedness" shall mean the $5,000,000 of revolving credit loans of CEG which were assumed by Borrower on the Amendment No. 4 Effective Date pursuant to the terms of Assignment and Assumption Agreement attached to Amendment No. 4 as Exhibit B and with respect to such revolving credit loans all rights attendant thereto were simultaneously transferred by the lenders of CEG to Lenders pursuant to the terms and conditions of the Commitment Transfer Supplement attached to Amendment No. 4 as Exhibit A.

     (b)  A  new  subsection  2.6(d)  is  hereby  added  immediately   following
subsection 2.6(c):

          "(d) the Assumed Indebtedness shall be deemed to be the last Revolving Advances repaid by Borrower under this Agreement."

     (c)  Section 7.11 is hereby amended in its entirety to provide as follows:

          "7.11 Leases Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $5,000,000 in any one fiscal year."

     (d)  Schedules  1.2,  4.5, 5.2,  5.8(b),  5.8(d),  5.9 and 5.14 of the Loan
Agreement are hereby amended in their entirety by Schedules 1.2, 4.5, 5.2, 5.8(b), 5.8(d), 5.9 and 5.14 hereto.

     3. Conditions of Effectiveness. This Amendment shall become effective on January 12, 2000 (the "Effective Date") upon satisfaction of the following conditions precedent:

          (i) Agent shall have received four (4) copies of this Amendment executed by Lenders, Borrower and consented and agreed to by Dennis Mehiel as guarantor,

          (ii) Agent shall have received amended and restated Notes in favor of each Lender duly executed and delivered by an authorized officer of Borrower;

          (iii)  Each  document  (including,  without  limitation,  any  Uniform
     Commercial Code financing statement) required by this Amendment, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

          (iv) Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to Agent, of the Board of Directors of Borrower authorizing (i) the execution, delivery and performance of this Amendment certified by the Secretary or an Assistant Secretary of Borrower as of the Effective Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (v) Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the Effective Date, as to the incumbency and signature of the officers of Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

          (vi) Agent shall have received executed copies of the Commitment Transfer Supplement, the Assumption Agreement and all the other documents set forth on Exhibit C hereto (the "Other Documents"), each in form and substance satisfactory to Agent.

          (vii) Agent shall have received, in form and substance satisfactory to Agent, loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee on each insurance policy of Borrower, and together with endorsements naming Agent as a co-insured on each such policy;

          (viii) Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement, the Commitment Transfer Supplement, the Assumption Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent and its counsel shall deem necessary;

          (ix) Agent shall have received a fully executed copy of the opinion of Harvey Friedman, Esq., which shall be in form and substance satisfactory to Agent;

          (x) Agent shall have received landlord, mortgagee or warehouseman agreements satisfactory to Agent with respect to all premises leased by Borrower at which Inventory is located; and

          (xi) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

     4. Representations and Warranties.Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

     5.   Effect on the Loan Agreement.

          (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by telecopy shall be deemed to be an original signature hereto.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                         THE FONDA GROUP, INC.

                                         By: /s/ Hans H. Heinsen
                                            --------------------
                                         Name:  Hans H. Heinsen
                                         Title: Senior Vice President

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender and as Agent

By: /s/ Robert Wallace
    ------------------
Name:  Robert Wallace
Title: Vice President


NATIONAL CITY COMMERCIAL FINANCE, INC., as Lender

By: /s/
    ------------------
Name:
Title:


PNC BANK, NATIONAL ASSOCIATION, as successor to
BTM CAPITAL CORPORATION
(F/K/A BOT FINANCIAL CORPORATION), as Lender


By: /s/ Michelle Stanley-Nurse
    --------------------------
Name:  Michelle Stanley-Nurse
Title: Vice President


FIRST UNION NATIONAL BANK successor by merger to SIGNET BANK, as Lender


By: /s/
    --------------------------
Name:
Title:


CONSENTED AND AGREED TO:


/s/ Dennis Mehiel
-----------------
Dennis Mehiel

                                    Exhibit A

                         Commitment Transfer Supplement
                                  (Omitted)

                                    Exhibit B

                              Assumption Agreement
                                  (Omitted)

                                    Exhibit C

                                 Other Documents


None

                                    Schedules

                                    (Omitted)